Exhibit 99.4
SUBSTANTIAL EQUITYHOLDER NOTICE
     PLEASE TAKE NOTICE that, as of [                     ___], 20___, [                    ] has Tax Ownership of [                    ] shares of the Stock.
     PLEASE TAKE FURTHER NOTICE that this Notice is being served upon [                    ].
     This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

[Name]
[Address] [Telephone] [Facsimile]

Dated: [                     __], [____]